                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  US OFFICE PRODUCTS COMPANY, ET AL.                                       Case Number:  01-646 (PJW)
             Debtors                                         Reporting Period: March 5, 2001-March 31, 2001


                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 30 days after end of month

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     DOCUMENT         EXPLANATION
REQUIRED DOCUMENTS                                                                    FORM NO.       ATTACHED          ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                     MOR - 1                 X             Exhibit A
------------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliation's)      MOR - 1 (CON'T)                     See Affidavit
------------------------------------------------------------------------------------------------------------------------------------
         Copies of Bank Statements                                                                                  See Affidavit
------------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journals                                                                    X             Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                         MOR - 2                 X             Exhibit C
------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                   MOR - 3                 X             Exhibit D
------------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                    MOR - 4                 X             Exhibit E
------------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period
------------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                            MOR - 4
------------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable                                                               X             Exhibit F
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                    MOR - 5                 X             Exhibit G
------------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                            MOR - 5                 X             Exhibit H
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Kevin J. Thimjon                                                5/7/01
--------------------------------------------------             -----------------
Signature of Debtor                                            Date



--------------------------------------------------             -----------------
Signature of Joint Debtor                                      Date


/s/ Kevin J. Thimjon                                                5/7/01
--------------------------------------------------             -----------------
Signature of Authorized Individual*                            Date


Kevin J. Thimjon
                                                    SVP & Corporate Controller
-----------------------------------------         ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual



* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

              TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF
                 COMPLIANCE WITH UNITED STATES TRUSTEE OPERATING
           REQUIREMENTS FOR THE PERIOD MARCH 5, 2001 TO MARCH 31, 2001

In Re:  US OFFICE PRODUCTS COMPANY                       Case No. 01-00646 (PJW)
        ----------------------------                             ---------------
                 Debtor


            DECLARATION CONCERNING RECONCILIATION OF BANK STATEMENTS


I, KEVIN J. THIMJON, SENIOR VICE PRESIDENT AND CORPORATE CONTROLLER, OF THE US

OFFICE PRODUCTS COMPANY, NAMED AS DEBTOR IN THIS CASE, DECLARE UNDER THE PENALTY

OF PERJURY THAT I HAVE REVIEWED THE BANK STATEMENTS AND THE ASSOCIATED

RECONCILIATION OF THE COMPANY'S CASH DISBURSEMENT ACCOUNTS AND THAT THEY ARE

TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE, INFORMATION AND BELIEF.



DATE:          5/7/01                      SIGNATURE:   /s/ KEVIN J. THIMJON
      ----------------------------                      -------------------------------------------------
                                           KEVIN J. THIMJON, SENIOR VICE PRESIDENT & CORPORATE CONTROLLER
                                           --------------------------------------------------------------
                                           (PRINT OR TYPE NAME OF INDIVIDUAL SIGNING ON BEHALF OF DEBTOR)



THE BUSINESS OF THE DEBTOR AND ITS AFFILIATES IS COMPLEX. WHILE EVERY EFFORT HAS BEEN MADE TO MAKE THESE RECONCILIATIONS ACCURATE AND COMPLETE, UNINTENTIONAL ERRORS OR OMISSIONS MAY EXIST. IN THE EVENT THAT ERRORS OR OMISSIONS ARE DISCOVERED, THESE RECONCILIATIONS WILL BE SUPPLEMENTED OR AMENDED, AS APPROPRIATE.

EXHIBIT A

----------------------------------------------------------------------------------------------------------------------------------
US OFFICE PRODUCTS
MONTHLY CASHFLOW-MARCH 2001
                                                                                                                         ---------
                                                                                                                            TOTAL
                                                                     WEEK 2         WEEK 3        WEEK 4       WEEK 5       MAR-01
                                                                     ACTUAL         ACTUAL        ACTUAL       ACTUAL       ACTUAL
----------------------------------------------------------------------------------------------------------------------------------
CASH COLLECTIONS
    Operating Receipts                                               26,053         25,211        23,491       21,794      96,549
    Dispositions                                                                                                                -
    Other                                                                                                                       -

----------------------------------------------------------------------------------------------------------------------------------
TOTAL CASH INFLOW                                                    26,053         25,211        23,491       21,794      96,549
----------------------------------------------------------------------------------------------------------------------------------

CASH DISBURSEMENTS

    Net Operating Disbursements                                      14,468          8,771        24,641       15,011      62,891
    Payroll and Payroll Taxes & Employee Benefits                     9,482            931         9,082          543      20,037
    Retention Payments                                                    -              -             -            -           -

----------------------------------------------------------------------------------------------------------------------------------
TOTAL OUTFLOW                                                        23,949          9,702        33,722       15,555      82,928
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NET CASHFLOW                                                          2,104         15,509       (10,231)       6,239      13,621
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------


5/7/2001                                                             Form MOR-1
                                     1 of 1

EXHIBIT B


US OFFICE PRODUCTS
SUMMARY OF CASH DISBURSEMENT


                                                                             LEGAL
                                                                            ENTITY                    TOTAL CASH
                                   LEGAL ENTITY NAME                         CODE                    DISBURSEMENT
              ---------------------------------------------------------     ------                ------------------
      1       Bindery Systems, Inc.                                          BDSI                               -
      2       Central Texas Office Products, Inc.                            CTOP                    3,868,104.07
      3       Dulworth Office Furniture Company                              DULW                       41,534.92
      4       Forty-Fifteen Papin Redevelopment Corporation                  FPRC                               -
      5       Interiors Acquisition Corporation                              INAC                               -
      6       Kentwood Office Furniture, Inc.                                KOFI                      776,383.28
      7       KOF-CT Acquisition Corporation                                 KOFA                               -
      8       McWhorter's, Inc.                                              MCWT                    2,405,427.07
      9       Modern Food Systems, Inc.                                      MFSI                      659,254.00
     10       Modern Vending, Inc.                                           MVNI                      659,254.00
     11       OE Acquisition Corporation                                     OEAC                               -
     12       ReWork Acquisition Corporation                                 RWAC                               -
     13       Sletten Vending Service, Inc.                                  SVSI                    1,002,532.71
     14       The Systems House, Inc.                                        TSHI                      602,004.31
     15       US Office Products Company                                     USOP                    8,208,133.44
     16       US Office Products, Chicago District, LLC                      OPCD                   22,879,028.12
     17       US Office Products, Colorado District, LLC                     OPCO                    2,664,869.86
     18       US Office Products, Florida District, LLC                      OPFL                    5,714,006.91
     19       US Office Products, Georgia District, LLC                      OPGA                      897,036.78
     20       US Office Products, Mid-Atlantic District, LLC                 OPMA                    9,786,021.89
     21       US Office Products, Mid-South District, LLC                    OPMS                    4,345,975.59
     22       US Office Products, North Atlantic District, Inc.              OPNA                      673,518.01
     23       US Office Products, Northwest District, LLC                    OPNW                    9,784,075.84
     24       US Office Products, South Central District, Inc.               OPSC                    6,048,311.45
     25       USOP Holding Co. of Mexico, Inc.                               UHCM                               -
     26       USOP Merchandising Company                                     OPMC                       50,873.28
     27       USOPN, Inc.                                                    OPNI                               -
     28       Vend-Rite Service Corporation                                  VRSC                    2,580,362.19
                                                                                           -----------------------
                                TOTAL CASH DISBURSEMENT                                             83,646,707.72
                                                                                           =======================



Note: Revenue was used to allocate certain disbursements including but not limited to payroll and vendor wires made a by a single legal entity on behalf of multiple legal entities.

                                   EXHIBIT C
                               US OFFICE PRODUCTS
                         CONSOLIDATED INCOME STATEMENT
                       MARCH 2001 - MONTHLY/MONTH TO DATE
                                ($'S THOUSANDS)


                                                              USOP-NA     US REFRESH     MCWHORTERS      USOP PARENT        TOTAL
                                                              -------     ----------     ----------      -----------        -----

Net Revenues                                                 $  76,478     $   6,847      $   2,959      $     (44)     $   86,241
Cost of Revenues                                                60,796         5,436          2,365            (70)         68,527
                                                           ------------------------------------------------------------------------
     Gross Profit                                               15,682         1,411            594             27          17,714

Selling, General & Admin. Expenses                              20,927           908          1,271          1,073          24,179
Amortization Expense                                                 -             -              -              -               -
Operating Restructuring Costs                                       74           326              -              -             400
                                                           ------------------------------------------------------------------------
     Operating Income (Loss)                                    (5,318)          177           (678)        (1,046)         (6,866)
                                                           ------------------------------------------------------------------------

Other (Income)/Expense:
     Interest (Income)/Expense                                      12             1             10           (655)           (632)
     Unrealized Foreign Currency transaction (Gain) Loss             -             -              -          2,312           2,312
     (Gain)/loss on closure of business                            130          (455)             -              -            (325)
     Other (income)/expense                                         36             -             49           (387)           (302)
                                                           ------------------------------------------------------------------------
          Total Other (Income)/Expense                             177          (453)            59          1,271           1,053
                                                           ------------------------------------------------------------------------
Income (Loss) before Income Taxes
     and extraordinary item                                     (5,496)          630           (736)        (2,317)         (7,919)

Provision for (benefit from) income taxes                       (2,492)          400           (309)        (1,929)         (4,330)
                                                           ------------------------------------------------------------------------
Net Income/(Loss)                                            $  (3,004)    $     230      $    (427)     $    (388)     $   (3,589)
                                                           ========================================================================


                                    EXHIBIT D
                               US OFFICE PRODUCTS
                                 BALANCE SHEET
                                   MARCH 2001
                                 ($'S THOUSANDS)


                                                        USOP - NA       US REFRESH      MCWHORTERS     USOP PARENT         TOTAL
                                                        ---------       ----------      ----------     -----------         -----
ASSETS

Current Assets:
     Cash & Cash Equivalents                          $     18,102     $     3,569     $     3,769      $         -     $    25,440
     Accounts Receivable, net                              117,759           2,671             306                -         120,737
     Inventory, net                                         36,246           3,681          10,998                5          50,929
     Prepaid expenses and other current assets              44,486           1,907           1,473           10,803          58,669
                                                   --------------------------------------------------------------------------------
          Total Current Assets                             216,593          11,828          16,546           10,808         255,775

     Property & Equipment, net                              50,857          30,996           7,366             (410)         88,809
     Intangible Assets, net                                      -               -              53                -              53
     Other Assets                                          427,886           1,249               -          148,222         577,357
                                                   --------------------------------------------------------------------------------
 TOTAL ASSETS                                         $    695,336     $    44,073     $    23,965      $   158,620     $   921,995
                                                   ================================================================================

LIABILITIES AND STOCKHOLDERS EQUITY
Pre Petition Liabilities
     Accounts Payable                                 $     36,520     $     3,690     $     5,743      $        21     $    45,974
     Accrued Compensation                                    6,201               -             315            1,103           7,619
     Other accrued liabilities                             (30,856)            825          (5,746)          76,833          41,056
     I/C Payables/(Receivables)                              1,032          17,339           5,369          (23,740)              -
     I/C with non-debtor entities                                -               -               -           78,823          78,823
     Bank Debt                                                  96              (0)              -          711,269         711,365
     2003 Notes                                                  -               -               -            4,144           4,144
     2008 Notes                                                  -               -               -          361,785         361,785
     Other Liabilities                                       2,965               -           2,521              750           6,236
                                                   --------------------------------------------------------------------------------
Total Pre-Petition Liabilities                              15,957          21,855           8,202        1,210,987       1,257,001
                                                   --------------------------------------------------------------------------------

Post Petition Liabilities
     Accounts Payable                                       46,755           2,652          (1,538)               -         47,869
     Accrued Compensation                                    8,029           1,118               5              (48)         9,104
     I/C Payables/(Receivables)                             (2,108)           (840)            709            2,239              -
     Other accrued liabilities                                 985            (510)           (297)          (1,660)        (1,482)
     I/C with non-debtor entities                                -               -               -                -              -
     Other Liabilities                                         384              (0)              -                -            383

                                                   -------------------------------------------------------------------------------
Total Post-Petition Liabilities                             54,045           2,419          (1,121)             532         55,874
                                                   -------------------------------------------------------------------------------

Total Liabilities                                           70,002          24,274           7,081        1,211,519      1,312,875

   Total Stockholders' Equity                              625,334          19,799          16,884       (1,052,899)      (390,881)

                                                   -------------------------------------------------------------------------------
   TOTAL LIABILITIES AND STOCKHOLDERS EQUITY          $    695,336     $    44,073     $    23,965      $   158,620     $  921,995
                                                   ===============================================================================


EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: US Office Products Company, et al.                                                                 Case Number: 01-646 (PJW)
             Debtors                                                                 Reporting Period: March 5, 2001-March 31, 2001



                         SUMMARY OF POSTPETITION TAXES


US OFFICE PRODUCTS, INC.-NORTH AMERICA
------------------------------------------------------------------------------------------------------------------------------------
                          BEGINNING TAX     AMOUNT WITHHELD OR                                                         ENDING TAX
                             LIABILITY           ACCRUED          AMOUNT PAID        DATE PAID   CHECK NO. OR EFT       LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                 $       -      $  2,567,304.79       $   2,053,843.83  03/07 &03/21    Debit by ADP    $    513,460.96
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                     -         1,226,650.31             981,320.25  03/07 &03/21    Debit by ADP         245,330.06
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                     -         1,226,716.31             981,373.05  03/07 &03/21    Debit by ADP         245,343.26
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                        -            67,182.84              44,788.56  03/07 &03/21    Debit by ADP          22,394.28
------------------------------------------------------------------------------------------------------------------------------------
Income                              -          (721,645.07)                     -                                      (721,645.07)
------------------------------------------------------------------------------------------------------------------------------------
Other:                              -            75,297.77              75,297.77                                                -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES      $       -      $  4,441,506.95       $   4,136,623.46                                  $    304,883.49
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                 $       -      $    603,048.80       $     482,439.04  03/07 &03/21    Debit by ADP    $    120,609.76
------------------------------------------------------------------------------------------------------------------------------------
Sales                               -         3,939,629.10             562,486.76    03/15/01                         3,377,142.34
------------------------------------------------------------------------------------------------------------------------------------
Excise                              -                    -                      -                                                -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                        -           152,026.25             121,621.00  03/07 &03/21    Debit by ADP          30,405.25
------------------------------------------------------------------------------------------------------------------------------------
Real Property                       -            46,048.43               5,450.83    3/8/2001                            40,597.60
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                   -            66,572.39                      -                                        66,572.39
------------------------------------------------------------------------------------------------------------------------------------
Other:                              -            14,620.81               5,314.92                                         9,305.89
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL    $       -      $  4,821,945.78       $   1,177,312.55                   $       -      $  3,644,633.23
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                 $       -      $  9,263,452.73       $   5,313,936.01                                  $  3,949,516.72
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(1) US Office Products paid prepetiton sales and use tax obligations per the order authorizing the debtors to pay prepetition sales and use taxes.
(2) Beginning prepetition tax liabilities for federal and state payroll taxes were added to the amount withheld or accrued.

5/7/2001                                                             Form MOR-4

EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: US Office Products Company, et al.                                                                 Case Number: 01-646 (PJW)
             Debtors                                                                 Reporting Period: March 5, 2001-March 31, 2001


                          SUMMARY OF POSTPETITION TAXES



US OFFICE PRODUCTS, INC.-PARENT
------------------------------------------------------------------------------------------------------------------------------------
                          BEGINNING TAX     AMOUNT WITHHELD OR                                                         ENDING TAX
                             LIABILITY           ACCRUED          AMOUNT PAID        DATE PAID   CHECK NO. OR EFT       LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                $       -         $   142,130.28     $    113,704.22    03/07 &03/21   Debit by ADP         $ 28,426.06
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                    -               8,327.76            6,662.21    03/07 &03/21   Debit by ADP            1,665.55
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                                    8,327.76            6,662.21    03/07 &03/21   Debit by ADP            1,665.55
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                       -                      -                   -                                                  -
------------------------------------------------------------------------------------------------------------------------------------
Income                             -                      -                   -                                                  -
------------------------------------------------------------------------------------------------------------------------------------
Other:                             -                      -                   -                                                  -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES     $       -         $   158,785.80     $    127,028.64                                        $ 31,757.16
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                $       -         $    29,232.99     $     23,386.39       3/9/01      ADP Debit            $  5,846.60
------------------------------------------------------------------------------------------------------------------------------------
Sales                              -                      -                   -                                                  -
------------------------------------------------------------------------------------------------------------------------------------
Excise                             -                      -                   -                                                  -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                       -                 896.71              717.37                                             179.34
------------------------------------------------------------------------------------------------------------------------------------
Real Property                      -                      -                   -                                                  -
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                  -                      -                   -                                                  -
------------------------------------------------------------------------------------------------------------------------------------
Other:  State Disability           -                      -                   -                                                  -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL   $       -         $    30,129.70     $     24,103.76                                        $   6,025.94
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                $       -         $   188,915.50     $    151,132.40                                        $  37,783.10
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


(1) US Office Products paid prepetiton sales and use tax obligations per the order authorizing the debtors to pay prepetition sales and use taxes.
(2) Beginning prepetition tax liabilities for federal and state payroll taxes were added to the amount withheld or accrued.

5/7/2001                                                             Form MOR-4

EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


IN RE: US OFFICE PRODUCTS COMPANY, ET AL.                                                                 Case Number: 01-646 (PJW)
             Debtors                                                                 Reporting Period: March 5, 2001-March 31, 2001


                          SUMMARY OF POSTPETITION TAXES


USREFRESH
------------------------------------------------------------------------------------------------------------------------------------
                          BEGINNING TAX     AMOUNT WITHHELD OR                                                         ENDING TAX
                             LIABILITY           ACCRUED          AMOUNT PAID        DATE PAID   CHECK NO. OR EFT       LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                $       -         $   237,389.50     $    213,253.00     03/07 &03/21    ADP Debit         $   24,136.50
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                    -             138,762.00          114,973.00     03/07 &03/21    ADP Debit             23,789.00
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                    -             138,762.00          114,973.00     03/07 &03/21    ADP Debit             23,789.00
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                       -              19,129.48                   -     03/07 &03/21    ADP Debit             19,129.48
------------------------------------------------------------------------------------------------------------------------------------
Income                             -             158,944.00                   -                                          158,944.00
------------------------------------------------------------------------------------------------------------------------------------
Other:                             -                      -                   -                                                   -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES     $       -         $   692,986.98     $    443,199.00                                       $  249,787.98
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                $       -         $    37,112.50     $     22,230.00     03/07 &03/21    ADP Debit         $   14,882.50
------------------------------------------------------------------------------------------------------------------------------------
Sales                              -             295,103.00                   -                                          295,103.00
------------------------------------------------------------------------------------------------------------------------------------
Excise                             -                      -                   -                                                   -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                       -              32,308.36           25,846.69                                            6,461.67
------------------------------------------------------------------------------------------------------------------------------------
Real Property                      -               1,117.00                   -                                            1,117.00
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                  -              64,864.00                   -                                           64,864.00
------------------------------------------------------------------------------------------------------------------------------------
Other:                             -               6,478.00                   -                                            6,478.00
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL   $       -         $   436,982.86     $     48,076.69                                       $  388,906.17
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                $       -         $ 1,129,969.85     $    491,275.69                                       $  638,694.16
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(1) US Office Products paid prepetiton sales and use tax obligations per the order authorizing the debtors to pay prepetition sales and use taxes.
(2) Beginning prepetition tax liabilities for federal and state payroll taxes were added to the amount withheld or accrued.


5/7/2001                                                             Form MOR-4

EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


IN RE: US OFFICE PRODUCTS COMPANY, ET AL.                                                                 Case Number: 01-646 (PJW)
             Debtors                                                                 Reporting Period: March 5, 2001-March 31, 2001


                          SUMMARY OF POSTPETITION TAXES


MCWHORTERS

------------------------------------------------------------------------------------------------------------------------------------
                          BEGINNING TAX     AMOUNT WITHHELD OR                                                         ENDING TAX
                             LIABILITY           ACCRUED          AMOUNT PAID        DATE PAID   CHECK NO. OR EFT       LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                 $      -         $   116,452.25     $     93,161.80    03/07 &03/21      ADP Debit       $    23,290.45
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                    -              72,999.89           58,399.91    03/07 &03/21      ADP Debit            14,599.98
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                    -              72,999.99           58,399.99    03/07 &03/21      ADP Debit            14,600.00
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                       -               3,948.26            3,158.61                                              789.65
------------------------------------------------------------------------------------------------------------------------------------
Income                             -                      -                   -                                                   -
------------------------------------------------------------------------------------------------------------------------------------
Other:                             -                      -                   -                                                   -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES      $      -         $   266,400.39     $    213,120.31                                      $    53,280.08
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                 $      -         $    24,447.50     $     19,558.00    03/07 &03/21      ADP Debit       $     4,889.50
------------------------------------------------------------------------------------------------------------------------------------
Sales                              -             226,230.87                   -                                          226,230.87
------------------------------------------------------------------------------------------------------------------------------------
Excise                             -                      -                   -                                                   -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                       -               8,390.06            6,712.05    03/07 &03/21      ADP Debit             1,678.01
------------------------------------------------------------------------------------------------------------------------------------
Real Property                      -                      -                   -                                                   -
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                  -                      -                   -                                                   -
------------------------------------------------------------------------------------------------------------------------------------
Other:                             -                      -                   -                                                   -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL    $      -         $   259,068.43     $    26,270.05                                       $   232,798.38
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                 $      -         $   525,468.82     $   239,390.36                                       $   286,078.46
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(1) US Office Products paid prepetiton sales and use tax obligations per the order authorizing the debtors to pay prepetition sales and use taxes.
(2) Beginning prepetition tax liabilities for federal and state payroll taxes were added to the amount withheld or accrued.


5/7/2001                                                             Form MOR-4

EXHIBIT F

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


IN RE: US OFFICE PRODUCTS COMPANY, ET AL.                                                          Case Number: 01-646 (PJW)
             Debtors                                                           Reporting Period: March 5, 2001-March 31, 2001


                        LISTING OF AGED ACCOUNTS PAYABLE


------------------------------------------------------------------------------------------------------------------------------
                                               CURRENT             31 - 60       61 - 90    OVER 90            TOTAL
------------------------------------------------------------------------------------------------------------------------------
USOP-North America                          46,754,865.00              -            -          -            46,754,865.00
------------------------------------------------------------------------------------------------------------------------------
USRefresh                                    2,651,971.00              -            -          -             2,651,971.00
------------------------------------------------------------------------------------------------------------------------------
McWhorters                                  (1,538,048.00)             -            -          -            (1,538,048.00)
------------------------------------------------------------------------------------------------------------------------------
USOP-Parent                                             -              -            -          -                        -
------------------------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE                     $47,868,788.00           $  -        $   -       $  -          $ 47,868,788.00
------------------------------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


5/7/2001                                                             Form MOR-4

EXHIBIT G


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


IN RE: US OFFICE PRODUCTS COMPANY, ET AL.                                                          Case Number: 01-646 (PJW)
             Debtors                                                           Reporting Period: March 5, 2001-March 31, 2001



                              ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


       US OFFICE PRODUCTS-PARENT

       ---------------------------------------------------------------------------------------------------
       ACCOUNTS RECEIVABLE RECONCILIATION                                                  AMOUNT
       ---------------------------------------------------------------------------------------------------
       Total Accounts Receivable at the beginning of the reporting period                  $    -
       ---------------------------------------------------------------------------------------------------
       + Amounts billed during the period                                                       -
       ---------------------------------------------------------------------------------------------------
       - Amounts collected during the period                                                    -
       ---------------------------------------------------------------------------------------------------
       TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                        $    -
       ---------------------------------------------------------------------------------------------------


       ---------------------------------------------------------------------------------------------------
       ACCOUNTS RECEIVABLE AGING                                                           AMOUNT
       ---------------------------------------------------------------------------------------------------
       0 - 30 days old                                                                     $   -
       ---------------------------------------------------------------------------------------------------
       31 - 60 days old                                                                        -
       ---------------------------------------------------------------------------------------------------
       61 - 90 days old                                                                        -
       ---------------------------------------------------------------------------------------------------
       91+ days old                                                                            -
       ---------------------------------------------------------------------------------------------------
       Total Accounts Receivable                                                               -
       ---------------------------------------------------------------------------------------------------
       Amount considered uncollectable (Bad Debt)                                              -
       ---------------------------------------------------------------------------------------------------
       ACCOUNTS RECEIVABLE (NET)                                                           $   -
       ---------------------------------------------------------------------------------------------------


5/7/2001                                                             Form MOR-5

EXHIBIT G

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: US OFFICE PRODUCTS COMPANY, ET AL.                                                          Case Number: 01-646 (PJW)
             Debtors                                                           Reporting Period: March 5, 2001-March 31, 2001



          ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


      US OFFICE PRODUCTS-NORTH AMERICA
      ---------------------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE RECONCILIATION                                                  AMOUNT
      ---------------------------------------------------------------------------------------------------
      Total Accounts Receivable at the beginning of the reporting period              $ 126,904,939.00
      ---------------------------------------------------------------------------------------------------
      + Amounts billed during the period                                                 76,478,095.00
      ---------------------------------------------------------------------------------------------------
      - Amounts collected during the period                                             (81,126,875.00)
      ---------------------------------------------------------------------------------------------------
      TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                    $ 122,256,159.00
      ---------------------------------------------------------------------------------------------------


      ---------------------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE AGING                                                           AMOUNT
      ---------------------------------------------------------------------------------------------------
      0 - 30 days old                                                                $  75,759,179.00
      ---------------------------------------------------------------------------------------------------
      31 - 60 days old                                                                  26,326,638.00
      ---------------------------------------------------------------------------------------------------
      61 - 90 days old                                                                   8,833,808.00
      ---------------------------------------------------------------------------------------------------
      91+ days old                                                                      11,336,534.00
      ---------------------------------------------------------------------------------------------------
      Total Accounts Receivable                                                        122,256,159.00
      ---------------------------------------------------------------------------------------------------
      Amount considered uncollectable (Bad Debt)                                        (4,496,858.00)
      ---------------------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE (NET)                                                      $ 117,759,301.00
      ---------------------------------------------------------------------------------------------------


5/7/2001                                                             Form MOR-5

EXHIBIT G

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: US OFFICE PRODUCTS COMPANY, ET AL.                                                          Case Number: 01-646 (PJW)
             Debtors                                                           Reporting Period: March 5, 2001-March 31, 2001



                              ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

      USREFRESH
      ---------------------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE RECONCILIATION                                                  AMOUNT
      ---------------------------------------------------------------------------------------------------
      Total Accounts Receivable at the beginning of the reporting period                $ 4,379,676.00
      ---------------------------------------------------------------------------------------------------
      + Amounts billed during the period                                                  6,847,298.00
      ---------------------------------------------------------------------------------------------------
      - Amounts collected during the period                                              (8,452,205.00)
      ---------------------------------------------------------------------------------------------------
      TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                      $ 2,774,769.00
      ---------------------------------------------------------------------------------------------------


      ---------------------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE AGING                                                           AMOUNT
      ---------------------------------------------------------------------------------------------------
      0 - 30 days old                                                                 $ 1,762,305.00
      ---------------------------------------------------------------------------------------------------
      31 - 60 days old                                                                    448,635.00
      ---------------------------------------------------------------------------------------------------
      61 - 90 days old                                                                    151,409.00
      ---------------------------------------------------------------------------------------------------
      91+ days old                                                                        412,420.00
      ---------------------------------------------------------------------------------------------------
      Total Accounts Receivable                                                         2,774,769.00
      ---------------------------------------------------------------------------------------------------
      Amount considered uncollectable (Bad Debt)                                         (103,485.00)
      ---------------------------------------------------------------------------------------------------
      ACCOUNTS RECEIVABLE (NET)                                                       $ 2,671,284.00
      ---------------------------------------------------------------------------------------------------


5/7/2001                                                             Form MOR-5

EXHIBIT G

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: US OFFICE PRODUCTS COMPANY, ET AL.                                                          Case Number: 01-646 (PJW)
             Debtors                                                           Reporting Period: March 5, 2001-March 31, 2001


                     ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


     MCWHORTERS
     ---------------------------------------------------------------------------------------------------
     ACCOUNTS RECEIVABLE RECONCILIATION                                                   AMOUNT
     ---------------------------------------------------------------------------------------------------
     Total Accounts Receivable at the beginning of the reporting period                $   417,141.00
     ---------------------------------------------------------------------------------------------------
     + Amounts billed during the period                                                  2,958,983.00
     ---------------------------------------------------------------------------------------------------
     - Amounts collected during the period                                              (3,010,311.00)
     ---------------------------------------------------------------------------------------------------
     TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                      $   365,813.00
     ---------------------------------------------------------------------------------------------------



     ---------------------------------------------------------------------------------------------------
     ACCOUNTS RECEIVABLE AGING                                                           AMOUNT
     ---------------------------------------------------------------------------------------------------
     0 - 30 days old                                                                   $ 290,874.00
     ---------------------------------------------------------------------------------------------------
     31 - 60 days old                                                                     11,355.00
     ---------------------------------------------------------------------------------------------------
     61 - 90 days old                                                                     22,983.00
     ---------------------------------------------------------------------------------------------------
     91+ days old                                                                         40,601.00
     ---------------------------------------------------------------------------------------------------
     Total Accounts Receivable                                                           365,813.00
     ---------------------------------------------------------------------------------------------------
     Amount considered uncollectable (Bad Debt)                                          (59,363.00)
     ---------------------------------------------------------------------------------------------------
     ACCOUNTS RECEIVABLE (NET)                                                         $ 306,450.00
     ---------------------------------------------------------------------------------------------------



5/7/2001                                                             Form MOR-5

EXHIBIT H


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: US OFFICE PRODUCTS COMPANY, ET AL.                                                          Case Number: 01-646 (PJW)
             Debtors                                                           Reporting Period: March 5, 2001-March 31, 2001


                              DEBTOR QUESTIONNAIRE



US OFFICE PRODUCTS-NORTH AMERICA
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                     YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this
reporting period? If yes, provide an explanation below.                                                              X
--------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession
account this reporting period? If yes, provide an explanation below. *                                               X
--------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed? If no, provide an explanation below.    X
--------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance coverages in
effect? If no, provide an explanation below.                                                     X
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, the debtors were authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.


5/7/2001                                                  Form MOR-5(continued)

EXHIBIT H


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: US OFFICE PRODUCTS COMPANY, ET AL.                                                          Case Number: 01-646 (PJW)
             Debtors                                                           Reporting Period: March 5, 2001-March 31, 2001


                              DEBTOR QUESTIONNAIRE



US OFFICE PRODUCTS-PARENT
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                     YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this
reporting period? If yes, provide an explanation below.                                                              X
--------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below. *                                    X
--------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed? If no, provide an explanation below.     X
--------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance coverages in
effect? If no, provide an explanation below.                                                      X
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, the debtors were authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.


5/7/2001                                                  Form MOR-5(continued)

EXHIBIT H


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: US OFFICE PRODUCTS COMPANY, ET AL.                                                          Case Number: 01-646 (PJW)
             Debtors                                                           Reporting Period: March 5, 2001-March 31, 2001


                              DEBTOR QUESTIONNAIRE


USREFRESH
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                     YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this
reporting period? If yes, provide an explanation below.                                                              X
--------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below. *                                    X
--------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed? If no, provide an explanation below.    X
--------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance coverages in
effect? If no, provide an explanation below.                                                     X
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.


5/7/2001                                                  Form MOR-5(continued)

EXHIBIT H


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: US OFFICE PRODUCTS COMPANY, ET AL.                                                          Case Number: 01-646 (PJW)
             Debtors                                                           Reporting Period: March 5, 2001-March 31, 2001


                              DEBTOR QUESTIONNAIRE


McWhorters
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                     YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this
reporting period? If yes, provide an explanation below.                                                              X
--------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below. *                                    X
--------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed? If no, provide an explanation below.    X
--------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance coverages in
effect? If no, provide an explanation below.                                                     X
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.


5/7/2001                                                  Form MOR-5(continued)

                                  Page 1 of 1